[CLEMENTE GRAPHIC]

                               Clemente Strategic
                                Value Fund, Inc.








                                SEMIANNUAL REPORT
                        --------------------------------

                                  JUNE 30, 1999

DIRECTORS AND OFFICERS

  RONALD G. OLIN, Chairman and Director

  GARY A. BENTZ, Director

  RALPH W. BRADSHAW, Director and Treasurer

  WILLIAM CLARK, Director

  PHILLIP GOLDSTEIN, Director

  GERALD HELLERMAN, Director

  THOMAS H. LENAGH, Director

  LEOPOLDO M. CLEMENTE, JR., President

  WILLIAM H. BOHNETT, Secretary

  MARIA DISTEFANO, Assistant Secretary

----------------------------------------------

EXECUTIVE OFFICES --

  152 W. 57th Street, New York, NY 10019
  (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
  For shareholder inquiries, please call
  1-800-937-5449)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.
  Wilmington Trust Company

ADMINISTRATOR --
  PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

CUSTODIAN --
  Brown Brothers Harriman & Co.

LEGAL COUNSEL --
  Fulbright & Jaworski L.L.P.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP

Clemente Strategic Value Fund, Inc.
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                  August 6, 1999

Dear Fellow Shareholders:

I am pleased to report continued strong returns for the Clemente Strategic Value Fund. The net asset value of the Fund increased +8.5% in the first half. The market price of the Fund's shares increased +14.6% for the first six months of 1999, reflecting a continuing decrease in the discount which had been reduced to -6.4% by June 30. These results compare favorably with global indices and with other closed-end funds.

Shareholder value advocacy and change at the Fund began in earnest in 1997, as shares were accumulated at large discounts and progressively greater pressure was applied by activists to improve performance. Corresponding "total investment return" to shareholders was +37.6% in 1997, +36.4% in 1998 and +14.6% so far in 1999. This compares to +13.2%, +20.8%, and +8.6% respectively for the FT-Actuaries World Index the Fund's benchmark, during the same time periods.

The current Board remains committed to utilizing the closed-end structure to enhance shareholder value as described in my previous letter to shareholders. At the annual meeting of the Fund held on May 21, 1999, the shareholders elected the entire Board of seven directors nominated by the Fund, changed the name of the Fund from the Clemente Global Growth Fund to the Clemente Strategic Value Fund, and approved a change in the Fund's fundamental investment policies to permit portfolio purchases of other closed-end funds. A shareholder proposal recommending that the Fund open-end was defeated by a substantial margin.

Following the annual meeting, a decision was jointly reached by the advisers and the Board to transition the Fund's current portfolio strategically so that, under normal circumstances, at least 85% of the portfolio will consist of U.S. equities. The remaining 15% may consist of foreign ADR's, closed-end funds trading at discounts, or additional U.S. equity securities. The Fund's fundamental investment objective of seeking long-term capital appreciation remained unchanged. Significant progress has been made in restructuring the portfolio, and the portfolio has substantially outperformed the S&P 500 Index of U.S. securities, as well as the FT-Actuaries World Index, since May 21.

The Fund's extensive share buy-back program will continue. Since the program began early last October, the Fund repurchased 912,800 shares through June 30, which represents more than 15% of the shares outstanding. From October 6 through June 30, the combined effects of improved portfolio performance and share buybacks have resulted in a market price increase in the Fund's shares of +70%.

The Board, its Chairman, and the Fund's advisers remain committed to maximizing shareholder value.

Cordially yours,

/s/ Ron Olin
------------------------------
Ron Olin
Chairman

Clemente Strategic Value Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED)                          JUNE 30, 1999

                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT          VALUE
                                                                                      ----------------  ------------
COMMON STOCK -- 79.3%

FINLAND -- 5.8%
  Nokia Corp. ADR                          Communication Services...................          52,000    $  4,761,250
                                                                                                        ------------
GREECE -- 0.5%
  Ergo Bank SA                             Financial/Banking........................           3,900         417,358
                                                                                                        ------------
ITALY -- 1.4%
  Telecom Italia ADR                       Communication Services...................          11,000       1,157,063
                                                                                                        ------------
JAPAN -- 4.1%
  Nippon Telegraph ADR                     Communication Services...................          25,000       1,565,625
  Softbank Corp.                           Technology...............................           9,000       1,822,513
                                                                                                        ------------
                                                                                                           3,388,138
                                                                                                        ------------
KOREA -- 7.6%
  Korea Telecom Corporation ADR            Communication Services...................          19,600         784,000
  Pohang Iron & Steel Ltd ADR              Basic Materials..........................          40,000       1,345,000
  Samsung Electronics                      Technology...............................          37,529       4,117,783
                                                                                                        ------------
                                                                                                           6,246,783
                                                                                                        ------------
MEXICO -- 1.4%
  Fomento Econ ADR                         Consumer Staples.........................          28,000       1,116,500
                                                                                                        ------------
UNITED KINGDOM -- 10.0%
  Vodafone Group PLC ADR                   Communication Services...................          33,000       6,501,000
  Vodafone Group PLC                       Communication Services...................          90,316       1,779,553
                                                                                                        ------------
                                                                                                           8,280,553
                                                                                                        ------------
UNITED STATES -- 48.5%
  Air Products and Chemicals, Inc.         Basic Materials..........................          33,000       1,328,250
  Analog Devices                           Technology...............................          39,000       1,957,312
  AT&T                                     Communication Services...................          23,000       1,283,688
  Banc One Corp.                           Financial/Banking........................          31,000       1,846,437
  Cisco Systems, Inc. *                    Technology...............................          89,000       5,740,500
  Dell Computer *                          Technology...............................          32,000       1,184,000
  EMC Corp. *                              Technology...............................          30,000       1,650,000
  Halliburton Co.                          Energy...................................          27,000       1,221,750
  Health Management Assoc., Inc. *         Healthcare...............................         112,500       1,265,625
  Home Depot, Inc.                         Consumer Cyclicals.......................          63,000       4,059,562
  Illinois Tool Works, Inc.                Capital Goods............................          27,600       2,263,200
  Intel Corp.                              Technology...............................          29,000       1,725,500
  MCI Worldcom, Inc. *                     Communication Services...................          48,400       4,165,425
  Pacific Internet                         Technology...............................          20,000         947,500
  Pepsico, Inc.                            Consumer Staples.........................          18,500         715,719
  Protective Life Corp.                    Financial/Insurance......................          36,400       1,201,200
  Sungard Data Systems, Inc. *             Technology...............................          60,000       2,070,000
  Suntrust Banks, Inc.                     Financial/Banking........................          20,000       1,388,750

2                                             SEE NOTES TO FINANCIAL STATEMENTS

                                             Clemente Strategic Value Fund, Inc.
SCHEDULE OF INVESTMENTS (UNAUDITED) - CONTINUED                    JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                      SHARES/PRINCIPAL
                                                                                           AMOUNT          VALUE
                                                                                      ----------------  ------------
  Tyco International, Ltd.                 Capital Goods............................          27,500    $  2,605,624
  Warner Lambert Co.                       Healthcare...............................          20,000       1,383,750
                                                                                                        ------------
                                                                                                          40,003,792
                                                                                                        ------------
         TOTAL COMMON STOCK (Cost $36,472,621)......................................                      65,371,437
                                                                                                        ------------
TIME DEPOSIT -- 20.7%
  First Chicago National Bank
    4.25% 07/01/99 (Cost $17,024,000)...............................................      17,024,000      17,024,000
                                                                                                        ------------
TOTAL INVESTMENTS (Cost $53,496,621)** -- 100.00%...................................                    $ 82,395,437
                                                                                                        ============


ADR        American Depository Receipts
*          Non-Income Producing Security
**         Summary of Total Investments:

                                                  COST         VALUE
                                              ------------  ------------
           Common Stock.....................  $ 36,472,621  $ 65,371,437
           Short-Term Instruments...........    17,024,000    17,024,000
                                              ------------  ------------
           Total Investments................  $ 53,496,621  $ 82,395,437
                                              ============  ============

SEE NOTES TO FINANCIAL STATEMENTS                                              3

Clemente Strategic Value Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                    JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS

Investments at value (Cost $53,496,621)...............................................................  $  82,395,437
Dividends receivable..................................................................................        170,522
Other assets..........................................................................................         85,624
                                                                                                        -------------
       Total Assets...................................................................................     82,651,583
                                                                                                        -------------
LIABILITIES

Payable for shares bought back by Fund................................................................         72,727
Payable for investment securities purchased...........................................................      3,943,233
Accrued expenses......................................................................................        127,842
                                                                                                        -------------
       Total Liabilities..............................................................................      4,143,802
                                                                                                        -------------
NET ASSETS............................................................................................  $  78,507,781
                                                                                                        =============
Net assets consist of:
  Common stock, $0.01 par (authorized 25,000,000 shares and 6,010,000 shares issued,
     4,979,600 shares  outstanding of common stock)...................................................  $      49,796
  Paid-in Capital.....................................................................................     53,215,402
  Cost of 1,030,400 shares held in treasury...........................................................    (11,958,310)
  Accumulated net investment loss.....................................................................       (397,465)
  Accumulated net realized foreign exchange loss......................................................       (287,395)
  Accumulated net realized gain on investments........................................................      9,000,653
  Net unrealized appreciation of investments and translation of net assets denominated
     in foreign currencies............................................................................     28,885,100
                                                                                                        -------------
Net Assets............................................................................................  $  78,507,781
                                                                                                        =============
Net Asset Value Per Share
  ($78,507,781 divided by 4,979,600 shares of common stock)...........................................  $       15.77
                                                                                                        =============

4                                              SEE NOTES TO FINANCIAL STATEMENTS

                                             Clemente Strategic Value Fund, Inc.

STATEMENT OF OPERATIONS (UNAUDITED)                                JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                                         SIX MONTHS
                                                                                                           ENDED
                                                                                                          JUNE 30,
                                                                                                            1999
                                                                                                         -----------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $17,107)...................................................   $   264,487
  Interest............................................................................................        89,744
                                                                                                         -----------
     Total income.....................................................................................       354,231
                                                                                                         -----------
EXPENSES
  Investment advisory fee.............................................................................       332,200
  Administrative services fee.........................................................................        56,464
  Custodian fees and expenses.........................................................................        34,949
  Legal fee...........................................................................................        42,151
  Directors fees......................................................................................        37,192
  Printing............................................................................................        29,296
  Audit fee...........................................................................................        27,057
  Registration expenses...............................................................................         8,183
  Transfer agency services............................................................................         4,463
  Insurance expense...................................................................................         2,091
  Miscellaneous.......................................................................................        11,405
                                                                                                         -----------
  Total operating expenses before brokerage credits...................................................       585,451
  Fees paid through brokerage credits.................................................................       (16,889)
                                                                                                         -----------
  Net Expenses........................................................................................       568,562
                                                                                                         -----------
Net investment loss...................................................................................      (214,331)
                                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions.............................................................................     9,987,784
  Foreign currency transactions.......................................................................      (287,395)
Net change in unrealized appreciation (depreciation) on:
  Investment transactions.............................................................................    (3,876,615)
  Translation of other assets and liabilities denominated in foreign currency.........................       (13,717)
                                                                                                         -----------
Net realized and unrealized gain on investments and foreign currency transactions.....................     5,810,057
                                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................   $ 5,595,726
                                                                                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS                                              5

Clemente Strategic Value Fund, Inc.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                       SIX MONTHS
                                                                          ENDED         YEAR ENDED
                                                                         JUNE 30,      DECEMBER 31,
                                                                          1999            1998
                                                                      -------------   ------------
                                                                       (UNAUDITED)

Operations:

  Net investment loss...............................................  $    (214,331)  $   (514,990)

  Net realized gain (loss) on:

     Investment transactions........................................      9,987,784       (987,131)

     Foreign currency transactions..................................       (287,395)       (20,906)

  Net change in unrealized appreciation (depreciation) on:

     Investment transactions........................................     (3,876,615)    17,534,358

     Translation of other assets and liabilities
       denominated in foreign currency..............................        (13,717)         2,033
                                                                      -------------   ------------

Net increase in net assets resulting from operations................      5,595,726     16,013,364
                                                                      -------------   ------------

Capital share transactions:

  Shares repurchased................................................     (6,148,375)    (4,903,683)
                                                                      -------------   ------------

Total increase (decrease) in net assets.............................       (552,649)    11,109,681
                                                                      -------------   ------------

NET ASSETS:

  Beginning of period...............................................     79,060,430     67,950,749
                                                                      -------------   ------------

  End of period.....................................................  $  78,507,781   $ 79,060,430
                                                                      =============   ============

6                                              SEE NOTES TO FINANCIAL STATEMENTS

                                             Clemente Strategic Value Fund, Inc.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       SIX MONTHS
                                          ENDED                            FOR THE YEAR ENDED DECEMBER 31,
                                         JUNE 30,       ---------------------------------------------------------------------
                                           1999           1998            1997          1996           1995           1994
                                       ----------       ---------      ---------      ---------      ---------      ---------
                                       (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................   $    14.52       $   11.53      $   10.10      $   10.65      $   10.73      $   12.36
                                       ----------       ---------      ---------      ---------      ---------      ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)........        (0.03)          (0.09)         (0.05)         (0.03)            --          (0.03)
Net realized and unrealized gains
  (losses) on investments, foreign
  currency holdings and other assets
  and liabilities denominated in
  foreign currencies................         1.16            2.96           2.36           0.41           0.42          (0.64)
                                       ----------       ---------      ---------      ---------      ---------      ---------
Net increase (decrease) from
  investment operations.............         1.13            2.87           2.31           0.38           0.42          (0.67)
                                       ----------       ---------      ---------      ---------      ---------      ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Distribution from net investment
    income..........................           --              --             --             --             --             --
  Distribution from net realized
    capital and currency gains......           --              --          (0.88)         (0.93)         (0.50)         (0.96)
                                       ----------       ---------      ---------      ---------      ---------      ---------
TOTAL DIVIDENDS AND DISTRIBUTIONS...           --              --          (0.88)         (0.93)         (0.50)         (0.96)
                                       ----------       ---------      ---------      ---------      ---------      ---------
SHARES REPURCHASED
Effect of Shares Repurchased........         0.12            0.12             --             --             --             --
                                       ----------       ---------      ---------      ---------      ---------      ---------
Increase (decrease) in net asset
  value.............................         1.25            2.99           1.43          (0.55)         (0.08)         (1.63)
                                       ----------       ---------      ---------      ---------      ---------      ---------
Net asset value, end of period......   $    15.77       $   14.52      $   11.53      $   10.10      $   10.65      $   10.73
                                       ==========       =========      =========      =========      =========      =========
PER SHARE MARKET VALUE, END OF
  PERIOD............................   $   14 3/4       $  12 7/8      $  9 7/16      $   7 1/2      $   8 3/8      $   8 1/2
                                       ==========       =========      =========      =========      =========      =========
TOTAL INVESTMENT RETURN*............        14.56%**        36.42%         37.62%          0.64%          4.59%        (15.91)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in
  000's)............................   $   78,508       $  79,060      $  67,951      $  59,520      $  62,781      $  63,216
Ratios to average net assets:
  Operating expenses+...............         1.51%**         1.91%          1.74%          1.53%          1.58%          1.75%
  Net investment income (loss)+.....        (0.57)%**       (0.69)%        (0.46)%        (0.25)%        (0.02)%        (0.25)%
Portfolio turnover..................        69.01%          50.39%         81.56%        120.66%         84.98%         81.73%

------------------

  * Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

 ** Annualized

*** Non-Annualized

  + The ratios of operating expenses and net investment loss to average net assets before brokerage credits were 1.55%** and (0.61)%**, respectively, for the period ending June 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS                                              7

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)                          JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

Effective May 21, 1999, the Clemente Global Growth Fund, Inc. changed its name to the Clemente Strategic Value Fund, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated as follows into U.S. dollars on the following basis:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and

                                             Clemente Strategic Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

At December 31, 1998, the Fund had a capital loss carryover in the amount of $987,131, which is available as a reduction of future net capital gains realized through 2006.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1998, $20,906 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of $289,903 was reclassified to capital. Net foreign currency losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of $33,833 during fiscal 1998. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING PRINCIPLES: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- The Fund pays to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period.

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:

 PERCENTAGE POINT
DIFFERENCE BETWEEN
PERFORMANCE OF FUND              ADJUSTMENT        FEE AS        MONTHLY
  AND % CHANGE IN     BASIC     TO BASIC FEE      ADJUSTED         FEE
FT-ACTUARIES INDEX     FEE      (ANNUALIZED)    (ANNUALIZED)       RATE
-------------------  -------    ------------    ------------    ----------
  +10% or greater       1%           +.50 %         1.50 %     1/12 x 1.50%
  +9                    1            +.40           1.40       1/12 x 1.40
  +8                    1            +.30           1.30       1/12 x 1.30
  +7                    1            +.25           1.25       1/12 x 1.25
  +6                    1            +.20           1.20       1/12 x 1.20
  +5                    1            +.15           1.15       1/12 x 1.15
  +4                    1            +.10           1.10       1/12 x 1.10
  +3                    1            +.075          1.075      1/12 x 1.075
  +2                    1            +.05           1.05       1/12 x 1.05
  +1                    1            +.025          1.025      1/12 x 1.025
   0                    1             .00           1.00       1/12 x 1.00
  -1                    1            -.025           .975      1/12 x  .975
  -2                    1            -.05            .95       1/12 x  .95
  -3                    1            -.075           .925      1/12 x  .925
  -4                    1            -.10            .90       1/12 x  .90
  -5                    1            -.15            .85       1/12 x  .85
  -6                    1            -.20            .80       1/12 x  .80
  -7                    1            -.25            .75       1/12 x  .75
  -8                    1            -.30            .70       1/12 x  .70
  -9                    1            -.40            .60       1/12 x  .60
  -10 or greater        1            -.50            .50       1/12 x  .50

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

Pursuant to a U.S. Advisory Agreement (the "New Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"), dated May 29, 1997, Wilmington Trust manages the U.S. portion of the Fund's portfolio subject to the supervision of the Board of Directors. Under the terms of the New Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to

                                             Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser amounted to $83,050.

The Fund incurred $332,200 in investment advisory fees for the six-months ended June 30, 1999, which represents a 12% reduction from the Basic Fee of 1%.

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated January 20, 1998, PFPC Inc. ("PFPC" or "the Administrator") serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, PFPC generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. PFPC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly and annual shareholder reports. Prior to January 20, 1998, Rodney Square Management Corp., a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment Adviser, served as the Fund's administrator and accounting agent providing the same services as listed above.

PFPC provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Fund has agreed to pay a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets subject to a minimum fee of $65,000 per annum. For the six months ended June 30, 1999, the Administrator earned fees in the amount of $56,464.

Certain officers of the Fund are also officers of the Investment Adviser or Wilmington Trust Company. Each unaffiliated director receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. The Fund incurred fees totaling $42,151 for the six months ended June 30, 1999, for legal services to a law firm of which the Fund's Secretary is a partner.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the six months ended June 30, 1999 were $64,759,273 and $41,530,602, respectively.

For Federal income tax purposes, the cost of securities owned at June 30, 1999, was $53,496,621 and the net unrealized appreciation of investments was $28,898,816. Net unrealized appreciation was composed of gross appreciation of $29,202,035 for those investments having an excess of value over cost, and gross depreciation of $303,219 for those investments having an excess of cost over value.

The Fund has an arrangement with a broker whereby brokerage credits are used to pay certain operating expenses on behalf of the Fund.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 4,979,600 shares outstanding at June 30,1999, the Investment Adviser owned 10,000 shares.

A Director of the Fund owns or controls either directly or indirectly 1,692,953 or 34% of the oustanding shares of the Fund with an aggregate market value of $26,697,869 at June 30, 1999.

NOTE 5. OTHER MATTERS -- The Fund, in its ordinary course of business, invests in companies and emerging markets which may entail additional risks due to the potential political and economic

Clemente Strategic Value Fund, Inc.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - CONTINUED              JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

instability of certain countries, the risks of restriction of repatriation, expropriation, nationalization or confiscatory taxation and the relative price volatility and liquidity of such emerging markets.

NOTE 6. SHARE REPURCHASE PROGRAM -- On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through June 30, 1999, the Fund repurchased 912,800 shares or 15.49% of its Common Stock at an average price per share of $12.46 and an average discount of 10.25% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

REPORT OF THE FUND'S ANNUAL MEETING

The Fund held its annual meeting on May 21, 1999. At the meeting, the shareholders voted to elect seven directors for a one year term: Gary A. Bentz, Ralph W. Bradshaw, William Clark, Phillip Goldstein, Gerald Hellerman, Thomas Lenagh and Ronald G. Olin. The Fund sought shareholder approval to amend the Fund's Articles of Incorporation to change the name of the Fund to "Clemente Strategic Value Fund, Inc.". The shareholders voted on the ratification of the selection of PricewaterhouseCoopers, LLP as the Fund's independent accountants for the year ending December 31, 1999. The shareholders also voted on a proposal to eliminate the fundamental investment policy prohibiting the Fund from investing in other investment companies and a proposal recommending that the Board take the necessary steps to open-end the Fund.

The results of the voting were as follows:

                                                                                              ABSTENTIONS
                                                                                               AND BROKER
                                                        FOR         WITHHELD     AGAINST        NON-VOTES
                                                        ---         --------     -------       -----------
ELECTION OF DIRECTORS
Gary A. Bentz                                          4,137,436     205,713
Ralph W. Bradshaw                                      3,931,336     411,813
William Clark                                          4,137,436     205,713
Phillip Goldstein                                      4,136,854     206,295
Gerald Hellerman                                       4,135,854     207,295
Thomas Lenagh                                          3,930,136     413,013
Ronald G. Olin                                         3,931,207     411,942

Amend Fund's Articles of Incorporation                 3,987,912                  144,011       100,864
Selection of PricewaterhouseCoopers LLP                4,141,051                   35,913       166,186
Proposal to eliminate the fundamental investment
policy                                                 2,892,234                  184,884       100,707
Shareholder proposal to open-end the Fund                934,264                2,289,252        69,930

12
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
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

Clemente Strategic Value Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the New York
Stock Exchange Composite Transactions section of most newspapers under the designation "ClemGlb". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Strategic Value Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

DIVIDEND REINVESTMENT PLAN

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Strategic Value Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

   This report is transmitted to the shareholders of Clemente Strategic Value
    Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

    Notice is hereby given in accordance with Section 23(c) of the Investment
      Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.